UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM 8-K
(Amending Form 8-K Filed June 10, 2005)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	000-26020 (Commission File No.)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

As disclosed in Items 1.01 and 5.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2005, the following exhibits are being furnished as part of this Amendment No. 1 to such Current Report on Form 8-K:

Exhibit No.	Description

10.1
Share Purchase Agreement by and among Instantel, Inc., Instantel Holding Company s.ar.l., Perceptis, L.P., VeriChip Inc. and solely for the purposes of Section 1.4 of the Agreement, Applied Digital Solutions, Inc. and VeriChip Corporation dated as of June 10, 2005

10.2	Registration Agreement dated as of as of June 10, 2005 between Applied Digital Solutions, Inc. and Perceptis, L.P.

10.3	Registration Agreement dated as of as of June 10, 2005 between VeriChip Corporation and Perceptis, L.P.

10.4	Exchange Agreement dated as of June 9, 2005 by and between Applied Digital Solutions, Inc. and VeriChip Corporation

10.5	Securities Purchase Agreement by and among Applied Digital Solutions, Inc., Satellite Strategic Finance Associates, LLC and Strategic Finance Partners, Ltd. dated as of June 9, 2005

10.6	Certificate of Designations of the Series D Convertible Preferred Stock of Applied Digital Solutions, Inc.

10.7	Form of Senior Unsecured Note dated as of June 10, 2005

10.8	Form of Series E Warrant to Purchase Common Stock of Applied Digital Solutions, Inc. dated as of June 10, 2005

10.9	Form of Warrant to Purchase Common Stock of VeriChip Corporation dated as of June 10, 2005

10.10	Registration Rights Agreement dated as of June 10, 2005, by and among Applied Digital Solutions, Inc., Satellite Strategic Finance Associates, LLC and Strategic Finance Partners, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Digital Solutions, Inc.
(Registrant)

Date: June 10, 2005	By: /s/ Lorraine M. Breece
Lorraine M. Breece
Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Share Purchase Agreement by and among Instantel, Inc., Instantel Holding Company s.ar.l., Perceptis, L.P., VeriChip Inc. and solely for the purposes of Section 1.4 of the Agreement, Applied Digital Solutions, Inc. and VeriChip Corporation dated as of June 10, 2005

10.2	Registration Agreement dated as of as of June 10, 2005 between Applied Digital Solutions, Inc. and Perceptis, L.P.

10.3	Registration Agreement dated as of as of June 10, 2005 between VeriChip Corporation and Perceptis, L.P.

10.4	Exchange Agreement dated as of June 9, 2005 by and between Applied Digital Solutions, Inc. and VeriChip Corporation

10.5	Securities Purchase Agreement by and among Applied Digital Solutions, Inc., Satellite Strategic Finance Associates, LLC and Strategic Finance Partners, Ltd. dated as of June 9, 2005

10.6	Certificate of Designations of the Series D Convertible Preferred Stock of Applied Digital Solutions, Inc.

10.7	Form of Senior Unsecured Note dated as of June 10, 2005

10.8	Form of Series E Warrant to Purchase Common Stock of Applied Digital Solutions, Inc. dated as of June 10, 2005

10.9	Form of Warrant to Purchase Common Stock of VeriChip Corporation dated as of June 10, 2005

10.10	Registration Rights Agreement dated as of June 10, 2005, by and among Applied Digital Solutions, Inc., Satellite Strategic Finance Associates, LLC and Strategic Finance Partners, Ltd.